                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the registrant    [X]
Filed by a party other than the registrant  [ ]



Check the appropriate box:
[ ]    Preliminary proxy statement
|X|    Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))



                                 POWERTEL, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:
         (2)      Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)      Proposed maximum aggregate value of transaction:
         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                     [LOGO]
                                 POWERTEL, INC.
                            1233 O.G. SKINNER DRIVE
                           WEST POINT, GEORGIA 31833
                                 (706) 645-2000



                                                                 April 26, 2000



Dear Stockholder:

         We cordially invite you to attend the Annual Meeting of Stockholders of Powertel, Inc. The annual meeting will be held at 10:00 a.m. on Thursday, May 25, 2000 at The Cotton Duck, 6101 20th Avenue, Valley, Alabama 36854. At the meeting, you will be asked to:

                  1. approve an amendment to Powertel's Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 400,000,000 shares;

                  2. approve the Powertel, Inc. 2000 Stock Option and Incentive Plan;

                  3. elect four directors to serve for a term of three years; and

                  4. ratify the appointment of Arthur Andersen LLP as Powertel's independent public accountants for the year ending December 31, 2000.

         The Board of Directors recommends that you vote for each of these proposals. In addition, the stockholders may transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

         We have included a copy of Powertel's Annual Report to Stockholders with the Proxy Statement. We encourage you to read the Annual Report. It includes our audited financial statements for the year ended December 31, 1999 as well as information about our operations, markets, products and services.

         We urge you to carefully review the enclosed materials. Whether or not you plan to attend the meeting, we ask that you read the information on the following pages and promptly submit your proxy card in the postage-paid envelope provided. If you attend the meeting, you may vote in person if you wish, even though you have previously returned your proxy.

         Your vote is very important, and we appreciate your cooperation in considering and acting on the matters presented.

                                   Sincerely,




                                   /s/ Allen E. Smith
                                   --------------------------------------------
                                   Allen E. Smith
                                   Chief Executive Officer

                                 POWERTEL, INC.
                            1233 O.G. SKINNER DRIVE
                           WEST POINT, GEORGIA 31833
                                 (706) 645-2000


             -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2000
             -----------------------------------------------------



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Powertel, Inc. will be held at 10:00 a.m. on Thursday, May 25, 2000 at The Cotton Duck, 6101 20th Avenue, Valley, Alabama 36854. At the meeting, you will be asked to:

                  1. approve an amendment to Powertel's Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 400,000,000 shares;

                  2. approve the Powertel, Inc. 2000 Stock Option and Incentive Plan;

                  3. elect four directors to serve for a term of three years; and

                  4. ratify the appointment of Arthur Andersen LLP as Powertel's independent public accountants for the year ending December 31, 2000.

         The Board of Directors recommends that you vote for each of these proposals. In addition, the stockholders may transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

         You can only vote at the meeting if you were a stockholder of record on April 14, 2000.

                                    By Order of the Board of Directors




                                    /s/ Allen E. Smith
                                    -------------------------------------------
                                    Allen E. Smith
                                    Chief Executive Officer

April 26, 2000

                                 POWERTEL, INC.
                            1233 O.G. SKINNER DRIVE
                           WEST POINT, GEORGIA 31833
                                 (706) 645-2000


             -----------------------------------------------------
                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2000
             -----------------------------------------------------



         The Board of Directors of Powertel, Inc. is soliciting your proxy for use at the Annual Meeting of Stockholders of Powertel on Thursday, May 25, 2000. On or about April 28, 2000, we will begin mailing this Proxy Statement and the proxy card to stockholders entitled to vote at the annual meeting.


         At the meeting, you will be asked to:

                  1. approve an amendment to Powertel's Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 400,000,000 shares;

                  2. approve the Powertel, Inc. 2000 Stock Option and Incentive Plan;

                  3. elect four directors to serve for a term of three years; and

                  4. ratify the appointment of Arthur Andersen LLP as Powertel's independent public accountants for the year ending December 31, 2000.

         The Board of Directors recommends that you vote for each of these proposals. In addition, the stockholders may transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting. Except for procedural matters, we do not know of any matters other than those listed above that will be brought before the meeting. If, however, other matters are properly brought before the meeting, we will vote your proxy on those matters as determined by a majority of the Board of Directors.


                                ---------------

         YOU SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED IN THIS PROXY STATEMENT PRIOR TO RETURNING YOUR PROXY.

                                ---------------


              THE DATE OF THIS PROXY STATEMENT IS APRIL 26, 2000.

                               TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----

PROXY AND VOTING INFORMATION......................................................................................1
         Who may vote.............................................................................................1
         How do you vote..........................................................................................1
         How do proxies work......................................................................................1
         How do you revoke a proxy................................................................................1
         What is a quorum.........................................................................................1
         How many votes are required to approve each proposal.....................................................1
         Who pays for this proxy solicitation.....................................................................2
         How can you submit a stockholder proposal for next year's meeting........................................2
         Where can you find more information about us.............................................................2
AMENDMENT TO THE THIRD RESTATED CERTIFICATE OF INCORPORATION......................................................3
         What will the Amendment say..............................................................................3
         How many shares are currently authorized.................................................................3
         Why does the Board believe the increase in authorized common stock is in the best interests of Powertel and our stockholders................................................................3
         Will the increase in authorized common stock have an anti-takeover effect................................4
         How many votes are required to approve the increase in the authorized common stock.......................4
APPROVAL OF THE POWERTEL, INC. 2000 STOCK OPTION AND INCENTIVE PLAN...............................................5
         What is the purpose of the 2000 Plan.....................................................................5
         Who will administer the 2000 Plan........................................................................5
         How many shares of common stock are reserved for issuance under the 2000 Plan............................5
         Who is eligible to participate under the 2000 Plan.......................................................6
         What type of awards can be granted.......................................................................6
         How can options be exercised.............................................................................6
         How can the Board amend or terminate the 2000 Plan.......................................................7
         What are the federal tax consequences....................................................................7
         How many votes are required to approve the 2000 Plan.....................................................8
ELECTION OF DIRECTORS.............................................................................................9
         Director Nominees.......................................................................................10
         Other Directors and Executive Officers..................................................................10
         Committees of the Board of Directors and Nominations by Stockholders....................................11
         Certain Relationships and Related Transactions..........................................................12
         Compliance with Section 16(a) of the Exchange Act.......................................................13
EXECUTIVE COMPENSATION...........................................................................................14
         Option Grants...........................................................................................14
         Option Exercises and Holdings...........................................................................15
         Benefit Plans...........................................................................................15
         Director Compensation...................................................................................16
         Compensation Committee Interlocks and Insider Participation.............................................16
         Compensation/Stock Option Committee Report on Executive Compensation....................................17
         Performance Graph.......................................................................................20
         Beneficial Ownership of Capital Stock...................................................................21
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS....................................................23
         How many votes are required to ratify the appointment...................................................23
INFORMATION WE HAVE INCORPORATED BY REFERENCE....................................................................24
OTHER MATTERS....................................................................................................24

APPENDICES

Appendix A     Powertel, Inc. 2000 Stock Option and Incentive Plan

                          PROXY AND VOTING INFORMATION

WHO MAY VOTE


         Holders of record of Powertel's common stock at the close of business on April 14, 2000 may vote at the meeting or any adjournment or postponement of the meeting. On April 14, 2000, 31,037,642 shares of Powertel's common stock were issued and outstanding and held of record by approximately 309 stockholders. Each stockholder is entitled to one vote per share.


HOW DO YOU VOTE

         You may vote by proxy or in person at the meeting. To vote by proxy, please complete, sign, date and return your proxy card in the postage-paid envelope that we have provided.

HOW DO PROXIES WORK

         Giving your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. If you sign, date and return the enclosed proxy card but do not specify how to vote, we will vote your shares for approval of the amendment to increase the authorized common stock, for approval of the Powertel, Inc. 2000 Stock Option and Incentive Plan, for the election of the directors designated below and for ratification of the appointment of Arthur Andersen LLP as Powertel's independent public accountants. We do not know of any other matters that will be brought before the meeting. If, however, other matters are properly brought before the meeting, we will vote your proxy on those matters as determined by a majority of the Board of Directors.

HOW DO YOU REVOKE A PROXY

         You may revoke your proxy before it is voted by submitting a new proxy with a later date, or by filing an instrument of revocation with Powertel's Assistant Secretary. You may also revoke your proxy by voting in person at the meeting.

WHAT IS A QUORUM

         In order to carry on the business of the meeting, we must have a quorum. A quorum requires the presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting. We count abstentions and broker non-votes as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares that your broker holds on your behalf in a nominee name, which is commonly referred to as holding your shares in "street name." Under those circumstances, your broker may be authorized to vote for you on some routine items but is prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL

         The affirmative vote of a majority of the outstanding common stock entitled to vote on the amendment to the Certificate of Incorporation is necessary for approval. For this purpose, if you vote to "abstain" on this proposal, your shares will have the same effect as if you voted against the proposal. Broker non-votes will have the same effect as a vote against the proposal.

         The four nominees for director receiving the greatest number of votes at the meeting will be elected as directors. Abstentions and broker non-votes are not counted for this purpose.

         For all other matters that the stockholders will vote upon at the meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for approval. For this purpose, if you vote to "abstain" on a proposal, your shares will be treated as present and will have the same effect as if you voted against the proposal. Broker non-votes, however, are not counted for this purpose and have no effect on the outcome of the vote.

WHO PAYS FOR THIS PROXY SOLICITATION

         We will pay the expenses of soliciting proxies. In addition to solicitation by mail, our officers may solicit proxies in person or by telephone. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. We will reimburse these persons for their reasonable expenses.

HOW CAN YOU SUBMIT A STOCKHOLDER PROPOSAL FOR NEXT YEAR'S MEETING

         We provide all stockholders with the opportunity, under certain circumstances, to participate in the governance of Powertel by submitting proposals that they believe merit consideration at the next annual meeting of stockholders, which currently is expected to be held in May 2001. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in next year's proxy statement, you must submit your proposal to us no later than December 26, 2000, to the attention of our Assistant Secretary, at our principal place of business in West Point, Georgia. You may also submit the names of individuals who you wish to be considered by the Board of Directors as nominees for directors. For each matter you intend to bring before the meeting, your notice must include a brief description of the business you wish to be considered, any material interest you have in that business and the reasons for conducting that business at the meeting. The notice must also include your name and address and the class and number of shares of Powertel stock that you own. Any proposal for presentation at our next annual meeting which is outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 will be considered untimely for purposes of Rules 14a-4 and 14a-5 if we receive it after March 5, 2001.

WHERE CAN YOU FIND MORE INFORMATION ABOUT US

         We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the Securities and Exchange Commission. You may inspect and copy our reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. You may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a world wide web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system. Our common stock is traded on the Nasdaq National Market (Symbol: PTEL), and our reports, proxy statements and other information can also be inspected at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C.
20006.

          AMENDMENT TO THE THIRD RESTATED CERTIFICATE OF INCORPORATION
                                  (PROPOSAL 1)

         The Board of Directors has approved and recommends that you adopt the following amendment to Section 5.1 of Powertel's Third Restated Certificate of Incorporation which increases the number of authorized shares of common stock from 100,000,000 to 400,000,000 shares. If the stockholders approve the amendment to the Certificate of Incorporation at the meeting, the amendment will become effective upon the filing of a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to occur promptly after the meeting.

WHAT WILL THE AMENDMENT SAY

         "The Third Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Section 5.1 thereof in its entirety, and inserting in lieu thereof the following:

                  5.1 AUTHORIZED SHARES. The aggregate number of shares of stock which the Corporation shall have the authority to issue is 401,000,000. 1,000,000 of such shares shall be Preferred Stock, having a par value of $.01 per share ("Preferred Stock"). 400,000,000 of such shares shall be Common Stock, all of one class, having a par value of $.01 per share ("Common Stock")."

HOW MANY SHARES ARE CURRENTLY AUTHORIZED


         Our Certificate of Incorporation currently authorizes 101,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock. On April 14, 2000, there were 31,037,642 issued and outstanding shares of common stock, including 88,528 shares outstanding under Powertel's 1995 Employee Restricted Stock Plan. On that date, 3,345,828 shares of common stock were subject to issuance upon exercise of outstanding options and warrants. In addition, the following shares of preferred stock were issued and outstanding: 100,000 shares of each of our Series A Convertible Preferred Stock and Series B Convertible Preferred Stock and 50,000 shares of each of our Series D Convertible Preferred Stock, Series E 6.5% Cumulative Convertible Preferred Stock and Series F 6.5% Cumulative Convertible Preferred Stock. Thus, as of April 14, 2000, 68,962,358 shares of common stock and 650,000 shares of preferred stock remained available for issuance without further action by our stockholders.


WHY DOES THE BOARD BELIEVE THE INCREASE IN AUTHORIZED COMMON STOCK IS IN THE BEST INTERESTS OF POWERTEL AND OUR STOCKHOLDERS

         The Board believes that the proposed increase in the authorized shares of common stock would enhance our flexibility in connection with possible future actions, including stock splits, stock dividends, financings, mergers, acquisitions, employee benefit plan issues and other general corporate purposes. By having additional shares of authorized common stock available for issuance, we will be able to issue additional shares of common stock without the expense and delay of a special meeting of the stockholders. By eliminating the delay caused by the need for stockholder approval, we can more readily engage in financing transactions and acquisitions which take full advantage of changing market conditions.

         Our common stock is quoted on the Nasdaq National Market. Despite the increase in our authorized common stock, the rules of the National Association of Securities Dealers, Inc. currently require us to obtain stockholder approval for the issuance of our common stock or securities convertible into our common stock in several instances, including:

         -        issuances resulting in a change of control;


         - issuances that involve acquisitions involving our directors, officers or substantial security holders where the issuance could result in an increase in outstanding common shares or voting power of 5% or more;

         - issuances that could result in an increase in the voting power or outstanding common shares of 20% or more; and

         - certain other non-public sales or issuances of our common stock or securities convertible into or exercisable for our common stock equal to 20% or more of the voting power outstanding before the issuance, if the issuance is for less than the greater of book or market value of our common stock.


We can apply for exceptions to these rules with the NASD. In other instances, such as stock dividends, the Board may issue additional shares of our common stock in their discretion without any further action by you, except as otherwise required by applicable law or any stock exchange on which our common stock may then be listed. We are not currently engaged in any negotiations with respect to the use of any shares of the additional authorized common stock, nor are we a party to any plans, commitments, arrangements or understandings with respect to the issuance of those shares.


         The new shares of authorized common stock would be part of the existing class of common stock and would increase the number of shares of common stock that we could issue, but would have no effect upon the terms of the common stock or the rights of the holders of the common stock. If and when we issue the additional authorized shares of common stock, they would have the same rights and privileges as the shares of common stock presently outstanding. You will not have any preemptive rights to purchase additional shares of our common stock.

WILL THE INCREASE IN AUTHORIZED COMMON STOCK HAVE AN ANTI-TAKEOVER EFFECT

         Although the Board has no present intention of doing so, it could issue shares of common stock in a public or private sale to purchasers who might agree with the Board in opposing an unfriendly takeover bid for Powertel. Thus, the issuance of the additional shares of common stock could be used to dilute the stock ownership of an unfriendly takeover bidder. In fact, the mere existence of the additional authorized shares of common stock could have the effect of discouraging an unfriendly attempt by a third party to acquire control of Powertel with a view to imposing a merger, a sale of all or any part of our assets or a similar transaction. While the authorization of additional shares of common stock may have any of these effects, the Board does not intend the increase in authorized common stock to be an anti-takeover measure. The Board does not presently intend to propose any measures designed to discourage any unfair or unnegotiated takeovers but reserves the right to propose and adopt such measures if it determines that such measures are in the best interests of Powertel and our stockholders.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE INCREASE IN THE AUTHORIZED COMMON
STOCK

         The affirmative vote of a majority of the outstanding shares of common stock on April 14, 2000 is necessary to approve the amendment to the Certificate of Incorporation. Unless you instruct us otherwise, we will vote your proxy in favor of the amendment to the Certificate of Incorporation.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

      APPROVAL OF THE POWERTEL, INC. 2000 STOCK OPTION AND INCENTIVE PLAN
                                  (PROPOSAL 2)

         On March 17, 2000 the Board of Directors adopted the Powertel, Inc. 2000 Stock Option and Incentive Plan, subject to the approval of the 2000 Plan by the stockholders at this meeting. Our existing Amended and Restated 1991 Stock Option Plan and Amended Non-Employee Stock Option Plan both expire in 2001. We have summarized the principal provisions of the 2000 Plan below. This summary is not complete, and we encourage you to read the 2000 Plan, which is included in Appendix A.

WHAT IS THE PURPOSE OF THE 2000 PLAN

         The Board believes that stock options and restricted stock awards are important to attract, retain and motivate persons who make, or are expected to make, important contributions to Powertel. The purpose of the 2000 Plan is to further our growth and success by enabling our officers, directors, consultants, advisors and employees to acquire shares of common stock, thereby increasing their personal interest in our growth and success, and by providing a means of rewarding outstanding performance by these individuals. The Board believes that it is important that Powertel continue to have the incentive of stock options and restricted stock awards available as a means of attracting and retaining highly qualified and motivated personnel.

WHO WILL ADMINISTER THE 2000 PLAN

         The Compensation/Stock Option Committee of the Board will administer the 2000 Plan. The Compensation Committee has the authority to adopt, amend and repeal any administrative rules, guidelines and practices relating to the 2000 Plan. The Compensation Committee generally has discretion to determine the terms of option grants and restricted stock awards. Option grants are subject to certain limitations, including the following:

         - the number of shares subject to options granted to any one person in a year may not exceed 1,000,000 shares;

         - incentive stock options may only be granted to persons who are employees of Powertel or our subsidiaries;

         - if an award is intended to be an incentive stock option, the option price per share may not be less than the fair market value of our common stock on the date of grant, and if the award is granted to a stockholder holding more than 10% of the combined voting power of all classes of our capital stock, the option price per share may not be less than 110% of the fair market value of our common stock on the date of grant; and

         - the term of an incentive stock option may not exceed 10 years, or 5 years if granted to a stockholder owning more than 10% of the total combined voting power of all classes of stock.

The Compensation Committee determines the fair market value of our common stock in accordance with the provisions of the 2000 Plan.

HOW MANY SHARES OF COMMON STOCK ARE RESERVED FOR ISSUANCE UNDER THE 2000 PLAN

         The 2000 Plan initially has a maximum of 3,500,000 shares of common stock reserved for issuance pursuant to awards granted under the 2000 Plan. The number of shares of common stock available for issuance under the 2000 Plan will be automatically subject to increase (but not decrease) on January 1 of each year to an amount equal to:

         - fifteen percent of the number of shares of our common stock that were outstanding on a fully diluted basis on December 31 of the immediately preceding year less

         - as of December 31 of the immediately preceding year, the sum of (x) with respect to our 1991 Stock Option Plan and Non-Employee Stock Option Plan, (A) the number of shares subject to options outstanding on that date, (B) the number of shares previously issued upon the exercise of options granted under those plans and (C) the number of shares as to which options remain available to be granted on that date under those plans, plus (y) with respect to our 1995 Employee Restricted Stock Plan, the number of shares granted under that plan on that date and the number of shares of stock that remain available to be granted on that date under that plan.

This automatic increase will begin on January 1, 2001. However, we cannot issue more than 3,500,000 shares of common stock pursuant to incentive stock options without obtaining stockholder approval of that increased amount. Options or other awards that are granted under the 2000 Plan but expire or terminate without being exercised are available for future grant.

WHO IS ELIGIBLE TO PARTICIPATE UNDER THE 2000 PLAN


         The Compensation Committee determines the class of persons eligible to participate under the 2000 Plan. The class of eligible participants shall include, but is not limited to, all employees, officers, directors, consultants and advisors of Powertel and our subsidiaries and affiliates of Powertel and our subsidiaries. As of April 14, 2000, approximately 2,200 persons were eligible to receive awards under the 2000 Plan, including our eight executive officers and seven non-employee directors. The granting of awards under the 2000 Plan is discretionary, and we cannot determine now the number or type of awards to be granted in the future to any particular person or group.


WHAT TYPE OF AWARDS CAN BE GRANTED

         The 2000 Plan permits a variety of awards, including incentive stock options intended to qualify under Section 422 of the Tax Code, non-qualified stock options and restricted stock. While we currently anticipate that most grants under the 2000 Plan will consist of stock options, we may also grant restricted stock awards, which entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of the granted shares at their purchase price if the conditions specified in the award are not satisfied. The Compensation Committee can grant awards alone, in addition to, in tandem with, or in substitution for any other award granted under the 2000 Plan or any other plan of Powertel. The Compensation Committee can determine the exercise price per share under any stock option and the restrictions on any restricted stock award in its discretion.

HOW CAN OPTIONS BE EXERCISED

         An optionee may pay Powertel the exercise price by:

         -        tendering cash equal to the exercise price;

         - exchanging shares of our common stock already owned by the optionee, which shares have a fair market value equal to the exercise price;

         - allowing Powertel to withhold shares of common stock otherwise issuable upon exercise of the option having a fair market value equal to the exercise price; or

         -        combining any of the above methods.

An optionee may also exercise an option by directing Powertel to deliver a certificate for the shares being purchased to a licensed broker as agent for the optionee so long as the broker tenders to Powertel cash or cash equivalents equal to the exercise price.

HOW CAN THE BOARD AMEND OR TERMINATE THE 2000 PLAN

         The Board can amend or terminate the 2000 Plan without the consent of the stockholders at any time. However, an amendment, although effective when made, will be subject to stockholder approval within one year after approval by the Board if it:

         - increases the total number of shares of common stock issuable pursuant to incentive stock options under the 2000 Plan; or

         - changes the class of employees eligible to receive incentive stock options that may participate in the 2000 Plan.

WHAT ARE THE FEDERAL TAX CONSEQUENCES

         The following summarizes the principal federal income tax consequences generally applicable to awards under the 2000 Plan.

         Tax consequences of stock options. The grant of an option is not expected to result in any taxable income for the recipient. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option. The holder of an incentive stock option generally will have no taxable income upon exercise (except that a liability may arise pursuant to the alternative minimum tax), and Powertel will not be entitled to a tax deduction upon exercise. Generally, there will be no tax consequence to Powertel in connection with a disposition of shares acquired under an incentive stock option if the holding periods set forth in the Tax Code have been satisfied, and the optionee will realize a long-term capital gain (or loss) on the difference between the amount the optionee receives upon disposition of the stock and the exercise price paid by the optionee. Upon exercising a nonqualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of the exercise over the exercise price, and Powertel will be entitled at that time to a tax deduction for the same amount.

         Tax consequences of restricted stock awards. With respect to a restricted award that is payable in shares of common stock that are restricted as to transferability and subject to a substantial risk of forfeiture, unless a special election is made pursuant to the Tax Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of common stock by the holder, and Powertel will be entitled at that time to a tax deduction for the same amount.

         Other tax matters. Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Tax Code, shares received pursuant to the exercise of a stock option or stock appreciation right may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of Powertel's tax deduction, are determined as of the end of such period.

         Under the 2000 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the optionee) to Powertel to satisfy federal and state tax withholding obligations.

         The 2000 Plan has been designed to meet the requirements of Section 162(m) of the Tax Code regarding the deductibility of executive compensation with respect to stock options and certain other awards based solely on an increase in the value of shares of common stock after the date of grant of the award.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE 2000 PLAN

         The affirmative vote of a majority of the shares present in person or represented by proxy is necessary to approve the 2000 Plan. Unless you instruct us otherwise, we will vote your proxy in favor of approving the 2000 Plan.


       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 3)

         Pursuant to our Certificate of Incorporation, the Board of Directors shall have at least three but not more than fifteen directors. The Board can determine the number of directors within these limits. The Board is divided into three classes, as nearly equal in number as possible. The term of office of only one class of directors expires in each year. The directors elected at this meeting will hold office for a term of three years and until their successors are elected and qualified.

         At the meeting, you will be asked to elect four directors. If you return your proxy card and do not specify otherwise on your proxy card, we will vote your shares in favor of the election of the persons named below as nominees. All of the nominees are currently directors of Powertel. The Board believes that the nominees will stand for election and will serve if elected as directors. If, however, any nominee fails to stand for election or is unable to accept election and the Board recommends another nominee, we will vote in favor of the election of the other person that the Board recommends. Directors will be elected by a plurality of the votes cast at the meeting. There are no cumulative voting rights in the election of directors.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

         The director nominees and other directors and executive officers of Powertel and their ages as of April 14, 2000 and terms of office (in the case of directors) are as follows:



                                                                                                       TERM AS
                                                                                                      DIRECTOR
          DIRECTOR NOMINEES           AGE                  POSITION(S) WITH POWERTEL                   EXPIRES
          -----------------           ---                  -------------------------                   -------
O. Gene Gabbard                       59     Director                                                   2000
William H. Scott, III                 52     Director and Secretary                                     2000
William B. Timmerman                  53     Director                                                   2000
Donald W. Weber                       63     Director                                                   2000


           OTHER DIRECTORS                                                                             TERM AS
            AND EXECUTIVE                                                                             DIRECTOR
               OFFICERS               AGE                  POSITION(S) WITH POWERTEL                   EXPIRES
           ---------------            ---                  -------------------------                   -------
Campbell B. Lanier, III               49     Chairman of the Board of Directors                         2001
Allen E. Smith                        50     President, Chief Executive Officer and Director            2001
Fred G. Astor, Jr.                    48     Executive Vice President and Chief Financial Officer         --
Rodney D. Dir                         42     Chief Operating Officer                                      --
H. Jay Galletly                       47     Executive Vice President and General Manager                 --
Nicholas J. Jebbia                    52     Executive Vice President and General Manager                 --
George R. Johnson                     58     Executive Vice President and General Manager                 --
Walter R. Pettiss                     66     Executive Vice President -- Customer Service                 --
Michael P. Tatom                      47     Executive Vice President and General Manager                 --
Donald W. Burton                      56     Director                                                   2002
Ann M. Milligan                       41     Director                                                   2001


         On October 28, 1998, Bert G. Clifford resigned from the Board, and on December 31, 1999, Maurice P. O'Connor resigned from the Board. The Board has not yet filled the vacancies created by Mr. Clifford's or Mr. O'Connor's resignations. The directors that the Board elects to fill those vacancies will be in the class of directors whose term expires in 2002.

         Certain of our executive officers and directors hold or have held positions in several corporations related to us through common directors or stock ownership, including ITC Holding Company, Inc., SCANA Corporation and various subsidiaries of ITC Holding Company and SCANA. In addition, certain of our officers and directors have ownership interests in ITC Holding Company and SCANA. We have a policy requiring that any material transactions between us and persons or entities affiliated with our officers, directors or principal stockholders be on terms no less favorable to us than we reasonably could have obtained in arm's length transactions with independent third parties. We resolve any other matters involving potential conflicts of interest on a case-by-case basis. For more information, see "Certain Relationships and Related Transactions" below.

         Our officers are appointed at the Board's first meeting after each annual meeting of stockholders. Officers hold office for a term of one year and until their successors are chosen and qualified or until their earlier resignation or removal.

DIRECTOR NOMINEES

         O. GENE GABBARD has been a director of Powertel since February 1992. He has worked independently as an entrepreneur and consultant since February 1993. From August 1990 through January 1993, he served as Executive Vice President and Chief Financial Officer of MCI Communications Corporation. Mr. Gabbard currently serves as a director of ITC*DeltaCom, Inc. and ITC Holding Company.

         WILLIAM H. SCOTT, III served as Vice Chairman of the Board of Directors of Powertel from its inception in April 1991 until February 1996 and was reappointed as a director and Secretary in March 1996. Mr. Scott has served as President of ITC Holding Company since 1991 and as a director since its inception in 1989. He also is an officer and director of several other subsidiaries of ITC Holding Company. Mr. Scott currently serves as the Chairman of the Board of Directors of HeadHunter.NET, Inc. and as a director of EarthLink, Inc., Innotrac Corporation, ITC*DeltaCom and KNOLOGY, Inc.

         WILLIAM B. TIMMERMAN has been a director of Powertel since 1995. Since April 1997, Mr. Timmerman has served as Chairman, Chief Executive Officer and President of SCANA Corporation and as Chairman and Chief Executive Officer of each of SCANA's subsidiaries. Since 1978, he has served in a variety of other management positions at SCANA, including President, Senior Vice President, Executive Vice President and Chief Financial Officer. Mr. Timmerman also serves as a director of The Liberty Corporation and ITC*DeltaCom.

         DONALD W. WEBER has been a director of Powertel since December 1991. Since 1997, Mr. Weber has been a consultant and private investor. From 1993 to 1997, Mr. Weber served as President and Chief Executive Officer of ViewStar Entertainment Services, Inc. From 1987 to 1991, Mr. Weber held various executive positions, including President and Chief Executive Officer, and served as a director of, Contel Corporation. Mr. Weber currently serves as a director of HeadHunter.NET, HIE, Inc., ITC Holding Company, KNOLOGY and Pegasus Communications Corporation.

OTHER DIRECTORS AND EXECUTIVE OFFICERS


         CAMPBELL B. LANIER, III has served as Chairman of the Board of Directors of Powertel since its inception in April 1991 and was Chief Executive Officer of Powertel from its inception until September 1993. Mr. Lanier serves as Chairman of the Board and Chief Executive Officer of ITC Holding Company. He also is an officer and director of several other subsidiaries of ITC Holding Company. Mr. Lanier is a special limited partner in the South Atlantic Venture Fund II, Limited Partnership and South Atlantic Venture Fund III, Limited Partnership. Donald W. Burton, a director of Powertel, is the managing general partner of the general partners of these two funds. Mr. Lanier is a managing director of South Atlantic Private Equity Fund IV, Limited Partnership. Mr. Lanier currently serves as a director of EarthLink, ITC*DeltaCom, KNOLOGY and Vista Eyecare, Inc.


         ALLEN E. SMITH has been the Chief Executive Officer of Powertel since September 1993 and has been the President and a director of Powertel since January 1991. He was the Chief Operating Officer of Powertel from January 1991 to September 1993, when he became Chief Executive Officer. Mr. Smith has been a Vice President of ITC Holding Company since January 1991.

         FRED G. ASTOR, JR. has been the Chief Financial Officer of Powertel since May 1991. He served as Treasurer of Powertel from May 1991 until May 1995 and was Vice President of Powertel from May 1991 until May 1995, when he was named Executive Vice President.

         RODNEY D. DIR has been the Chief Operating Officer of Powertel since March 1999 and was the Executive Vice President and General Manager for the Atlanta, Georgia MTA from August 1996 to March 1999. In 1984, he joined GTE Telephone Operations, and in 1989, he moved to GTE Mobilnet Incorporated's cellular division. From 1995 to 1996, Mr. Dir served as Area General Manager for GTE Mobilnet in California.

         H. JAY GALLETLY has been the Executive Vice President and General Manager for the Atlanta MTA since June 1999. From 1996 to 1999, Mr. Galletly served as Assistant Vice President for GTE Wireless, and from 1993 to 1996, he served as Director of Marketing for GTE Wireless.

         NICHOLAS J. JEBBIA joined Powertel in January 1996 as the Executive Vice President and General Manager for the Memphis, Tennessee MTA. From 1990 to 1995, Mr. Jebbia served as Vice President and General Manager of New Ventures for National Data Corporation.

         GEORGE R. JOHNSON has been the Executive Vice President and General Manager for the Birmingham, Alabama MTA since August 1995 and was a Vice President -- PCS from May 1995 to August 1995. From 1990 to 1995, he served as a Product Manager for BellSouth Telecommunications, Inc.

         WALTER R. PETTISS has been the Executive Vice President -- Customer Service of Powertel since January 1999 and was the Executive Vice President and General Manager for the Jacksonville, Florida MTA from August 1995 to January 1999. He was a Vice President -- PCS from April 1995 to August 1995. From 1992 to 1994, Mr. Pettiss served as Chief Operating Officer of WJB-TV, L.P., a provider of wireless cable television service, and its successor corporation, Wireless Broadcasting System of America, Inc. Since 1991, he has served as a director of Electronic Power Technology, Inc.("EPT"). In 1995, he became Chairman of the Board of Directors of EPT. In December 1995, EPT filed for protection of its assets under Chapter 7 of the U.S. Bankruptcy Code.

         MICHAEL P. TATOM has been the Executive Vice President and General Manager for the Jacksonville, Florida MTA since January 1999. Mr. Tatom joined Powertel in February 1995 as Director of Sales. From May 1995 to March 1997, he served as Vice President and General Manager of Powertel's southern cellular division and, in March 1997, was named Executive Vice President and General Manager for Powertel's basic trading area markets in Kentucky and Tennessee. From 1990 to 1995, Mr. Tatom served as a Branch Manager and General Manager of the Small Business Division of AT&T Corp.

         DONALD W. BURTON was appointed a director of Powertel in 1995. He has served as the managing general partner of the South Atlantic Venture Funds since 1983. He has served as the general partner of The Burton Partnership, Limited Partnership since 1979. Mr. Burton currently serves as a director of the Heritage Group of Mutual Funds, ITC*DeltaCom, ITC Holding Company, KNOLOGY, the National Venture Capital Association and several private companies.


         ANN M. MILLIGAN has been a director of Powertel since October 1998. Ms. Milligan has served as Chief Marketing Officer of SCANA since September 1998. From January 1998 through September 1998, she served as Director of Consumer Credit Marketing of NationsBank. From October 1993 through January 1998, Ms. Milligan served as Director of Consumer Credit Marketing of Barnett Banks, Inc. and as Senior Vice President of Marketing for Barnett Card Services.


COMMITTEES OF THE BOARD OF DIRECTORS AND NOMINATIONS BY STOCKHOLDERS

         During 1999, the Board held four regular meetings. The Board has an Audit Committee and Compensation/Stock Option Committee. All of our directors attended at least 75% or more of the meetings of the Board and Board committees on which they served in 1999.

         During 1999, Donald W. Burton, William B. Timmerman and Donald W. Weber were members of the Audit Committee. The Audit Committee held two meetings in 1999. The principal responsibilities of the Audit Committee are to ensure that: (1) proper accounting principles are being followed; (2) the total audit coverage of Powertel and our subsidiaries is satisfactory; and (3) an adequate system of internal controls has been implemented by Powertel and is being effectively followed. The Audit Committee provides an open avenue of communication between management, the external and internal auditors and the Board. The Committee reviews the nature of all services performed by the external auditors, including the scope and general extent of their audit examination and the basis for their compensation. The Committee recommends to the Board the auditors who are appointed, subject to your approval at the meeting. The Board intends to adopt a new charter for the Audit Committee at its next regularly scheduled meeting.


         During 1999, O. Gene Gabbard, William H. Scott, III and Donald W. Weber were members of the Compensation/Stock Option Committee. The Compensation Committee held three meetings in 1999. The principal responsibilities of the Compensation Committee are to: (1) assess and appraise the performance of the Chief Executive Officer and review the performance of executive management; (2) recommend to the Board base salaries, incentive compensation and other benefits for the Chief Executive Officer and other key officers; (3) counsel and advise management on plans for orderly development and succession of executive management; (4) take any and all action required or permitted to be taken by the Board under our stock option and restricted stock plans; and (5) review recommendations for major changes in our compensation, benefit and retirement plans that apply to significant numbers of our employees and which require review or approval of the Board.

         We do not have a standing nominating committee. The Board nominates candidates to stand for election as directors. The Certificate of Incorporation permits stockholders to make nominations for directors but only if such nominations are made pursuant to timely notice in writing to our Secretary. For more information on stockholder proposals, see "Proxy and Voting Information -- How can you submit a stockholder proposal for next year's meeting."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The following is a summary of certain transactions and relationships among Powertel and our subsidiaries and our directors, executive officers and greater than 5% stockholders.


         ITC Holding Company. As of April 14, 2000, ITC Holding owned approximately 25.0% of our outstanding common stock. Messrs. Lanier, Gabbard, Scott and Weber are directors of Powertel and are directors and executive officers of ITC Holding Company. Also, certain of our officers and directors have ownership interests in ITC Holding Company. ITC Holding Company, through ITC Wireless, Inc., owns all of our Series F 6.5% Cumulative Convertible Preferred Stock. The Series F Preferred requires the payment of dividends, in cash or stock, on a quarterly basis. As of April 14, 2000, we have issued a total of 407,379 shares of common stock to ITC Wireless as stock dividends. ITC Holding Company, through certain of its subsidiaries, provides us with various services from time to time, consisting principally of access services, interconnection and transport facilities, local telephone service for our corporate headquarters and conference calling services. During 1999, we paid ITC Holding Company and its subsidiaries approximately $939,000 for those services. We periodically have outstanding affiliated receivables and payables related to timing of payments for such administrative services.


         In October 1997, we were a co-purchaser of a plane, along with KNOLOGY, ITC*DeltaCom and ITC Service Company, Inc., a wholly-owned subsidiary of ITC Holding Company. This group of companies also purchased a second aircraft in November 1997. We paid approximately $88,000 during 1999 for our interest in and use of these aircraft.

         We use the fiber optic facilities of ITC*DeltaCom for backhaul and transport of our PCS and cellular service operations. In addition, we have a co-location agreement with ITC*DeltaCom which allows us to co-locate certain of our network equipment with facilities of ITC*DeltaCom. ITC*DeltaCom also provides us with certain long-distance services, which we then re-sell to our customers, and with operator and directory assistance services branded with the "Powertel" name. We paid approximately $7,294,000 to ITC*DeltaCom during 1999.

         We use certain telemarketing and other services of IQI, Inc. ITC Holding Company holds a 14% interest in IQI, and William H. Scott, III sits on its Board of Directors. We paid IQI approximately $1,290,000 during 1999.

         In January 1998, we entered into a long-term lease with KNOLOGY for 10,000 square feet of office space in West Point, Georgia. The monthly rental for the initial 10-year term of the lease is $10,000. In April, 1999 we entered into a long-term lease with ITC*DeltaCom for approximately 10,000 square feet of office space in West Point, Georgia. The monthly rental for the initial 10-year term of the lease is $11,300. In November 1999, we entered into a month-to-month lease with KNOLOGY for 800 square feet of retail space in Lanett, Alabama for a monthly rent of $800.


         SCANA. As of April 14, 2000, SCANA Corporation owned approximately 15.8% of our outstanding common stock. In addition, Mr. Timmerman is a director of Powertel and is a director and executive officer of SCANA. Ms. Milligan is also a director of Powertel and is the Chief Marketing Officer of SCANA. SCANA, through SCANA Communications Holdings, Inc., owns all of our Series B Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E 6.5% Cumulative Convertible Preferred Stock. The Series E Preferred requires the payment of dividends, in cash or stock, on a quarterly basis. As of April 14, 2000, we have issued a total of 407,379 shares of our common stock to SCANA Communications as stock dividends. In addition, ProSolutions, a business division of SCANA Resources, a subsidiary of SCANA, installed alternate power sources for us. We paid approximately $553,000 to ProSolutions during 1999.


         We and SCANA have an agreement with Team Amick Motor Sports LLC to jointly sponsor a NASCAR sanctioned racing car which participates in the Busch Grand National Racing Series. Our sponsorship of the race car was at the level of $225,000 for the 1999 season. We shared our sponsorship with certain companies related to us, such as KNOLOGY and ITC Holding Company. SCANA's sponsorship of the race car was $841,797 in 1999.

         Other Transactions. We sell cellular and PCS telephones and provide cellular and PCS services to certain of our affiliates and their employees. We recorded approximately $660,000 in revenue for these sales and services in 1999. We sold our cellular telephone business in April 1999.

         We have a master site lease agreement with TowerCom, Inc., a company that is 45% owned by South Atlantic Venture Fund III, Limited Partnership of which Donald W. Burton is the managing general partner, pursuant to which we lease tower space from TowerCom. We paid approximately $263,000 for site lease payments to TowerCom during 1999.


COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT


         Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the Commission and NASDAQ. Officers, directors and greater than 10% beneficial owners also are required by rules promulgated by the Commission to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of the reports furnished to us and written representations that no other reports were required, except for the late filing of a Form 3 on behalf of H. Jay Galletly and the late filing of one transaction by each of Walter R. Pettiss and Michael P. Tatom, we believe that, during 1999, our executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

         The following table reflects the cash and non-cash compensation earned by or awarded to our Chief Executive Officer and to our other most highly compensated executive officers during the year ended December 31, 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                                                LONG TERM COMPENSATION
                                                                              ---------------------------
                                                      ANNUAL COMPENSATION     RESTRICTED       SECURITIES
                                                    -----------------------     STOCK          UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITIONS                  YEAR    SALARY       BONUS        AWARDS          OPTIONS      COMPENSATION
----------------------------                  ----- ----------  -----------   -----------      ----------    ------------

Allen E. Smith......................          1999  $ 266,792   $  550,041         15,000(a)     41,081      $  16,102(b)
   President and Chief Executive Officer      1998    268,968      268,434             --        30,003         75,499(b)
                                              1997    196,119      227,449             --        58,243         93,642(b)

Fred G. Astor, Jr...................          1999    192,606      339,893          7,500(a)     18,784         12,983(b)
   Executive Vice President and Chief         1998    188,776      134,119             --        12,940         74,216(c)
     Financial Officer                        1997    134,647      104,885             --        33,040         88,607(c)

Rodney D. Dir.......................          1999    178,202      322,164             --        36,919(d)      11,822(c)
   Chief Operating Officer                    1998    145,400       67,384             --         9,877         12,378(c)
                                              1997    125,890      104,102          5,362(e)      9,259         10,379(c)

Nicholas J. Jebbia..................          1999    147,168      136,837             --        10,759         12,368(c)
   Executive Vice President and               1998    148,065       58,536             --         8,221         13,799(c)
     General Manager                          1997    128,919       55,237          1,989(e)     32,280         10,784(c)

Walter R. Pettiss...................          1999    148,805      138,052             --         9,469         16,736(c)
   Executive Vice President and               1998    150,115       49,048             --         6,174         16,320(c)
     General Manager                          1997    137,397       36,318          1,682(e)     33,040         11,532(c)

-------------------------
(a) On April 30, 1999, the Board awarded shares of restricted stock to several individual employees. These awards vest in three equal installments on the first, second and third anniversaries of the date of the award. The market value of our common stock on the date of the award was $21.75.
(b) Consists of (1) auto allowance, (2) imputed income for life insurance benefits, (3) matching contributions made by us to the 401(k) Plan and
         (4) personal use of our aircraft.
(c) Consists of (1) auto allowance, (2) imputed income for life insurance benefits and (3) matching contributions made by us to the 401(k) Plan.
(d) Includes a one-time grant of options to purchase 25,000 shares of common stock awarded to Mr. Dir upon his promotion from Executive Vice President to Chief Operating Officer in March 1999.
(e) On July 30, 1997, the Board awarded shares of restricted stock to several individual employees. These awards vest in three equal installments on the first, second and third anniversaries of the date of award. The market value of our common stock on the date of award was $16.125 per share.

OPTION GRANTS

         The following table summarizes options granted during 1999 to each of the Named Executive Officers. The amounts shown as potential realizable values on these options are based on arbitrarily assumed annualized rates of appreciation in the price of our common stock of five percent and ten percent over the term of the options, as set forth in the Commission's rules. The Named Executive Officers will not recognize any gain on these options without an increase in the price of our common stock that will benefit all our stockholders proportionately. Each option listed below vests and becomes exercisable with respect to 50% of the shares on the second anniversary of the date of grant, an additional 25% on the third anniversary and the remaining 25% on the fourth anniversary.

                           OPTION GRANTS DURING 1999


                                                                                                             POTENTIAL
                                                           INDIVIDUAL GRANTS                                REALIZABLE
                                 --------------------------------------------------------------------          VALUE
                                                PERCENT OF                                               AT ASSUMED ANNUAL
                                 NUMBER OF        TOTAL                                                    RATES OF STOCK
                                SECURITIES       OPTIONS                                                 PRICE APPRECIATION
                                UNDERLYING      GRANTED TO                                                 FOR OPTION TERM
                                  OPTIONS      EMPLOYEES IN     EXERCISE                  EXPIRATION    --------------------
NAME                              GRANTED      FISCAL YEAR       PRICE       GRANT DATE      DATE           5%        10%
-------                         -----------   -------------    ----------   -----------   ----------    ---------  ---------
Allen E. Smith................       41,081        5.94%       $  14.063     2/17/99       2/17/2009    $ 363,326  $ 920,740
Fred G. Astor, Jr.............       18,784        2.71           14.063     2/17/99       2/17/2009      166,128    421,002
Rodney D. Dir.................       11,919        1.72           14.063     2/17/99       2/17/2009      105,413    267,138
Nicholas J. Jebbia............       10,759        1.55           14.063     2/17/99       2/17/2009       95,154    241,139
Walter R. Pettiss.............        9,496        1.37           14.063     2/17/99       2/17/2009       83,984    212,832

OPTION EXERCISES AND HOLDINGS

         During 1999, none of the Named Executive Officers exercised any stock options. The following table summarizes the value of all outstanding options at December 31, 1999 for each of the Named Executive Officers.

                         FISCAL YEAR-END OPTION VALUES


                                                                NUMBER OF SECURITIES
                                                                     UNDERLYING              VALUE OF UNEXERCISED
                                                                    UNEXERCISED              IN-THE-MONEY OPTIONS
                                                                 OPTIONS AT FISCAL                    AT
                                                                      YEAR-END                  FISCAL YEAR-END
NAME                                                         EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(a)
-------                                                      --------------------------   --------------------------
Allen E. Smith............................................        187,527/109,034          $  16,994,234/9,299,823
Fred G. Astor, Jr.........................................         126,037/52,223             11,461,061/4,465,813
Rodney D. Dir.............................................          19,629/56,426              1,597,977/4,821,140
Nicholas J. Jebbia........................................          36,140/35,120              3,107,820/3,020,500
Walter R. Pettiss.........................................          47,009/35,687              4,058,525/3,071,225

--------------------
(a) Represents the difference between the exercise price per share and the market value of the common stock at December 31, 1999.

BENEFIT PLANS

         The Compensation Committee administers our stock option, restricted stock and benefit plans. The purposes of our stock option and restricted stock plans are to (1) further our growth and success by enabling our employees to acquire shares of common stock, thereby increasing their personal interest in our growth and success, and (2) reward outstanding performance by our employees.

         1995 Employee Restricted Stock Plan. Under our 1995 Employee Restricted Stock Plan, 200,000 shares of common stock are reserved for issuance, 163,800 shares of which had been awarded on December 31, 1999. Recipients of restricted stock awards generally have the rights and privileges of a stockholder, including the right to vote and receive dividends, except that the recipient may not sell, transfer or otherwise dispose of shares covered by the award until a specified time period has lapsed. Restricted stock awards vest in three equal installments on the first, second and third anniversaries of the date of grant.

         1991 Employee Stock Option Plan. Under our 1991 Employee Stock Option Plan, 5,000,000 shares of common stock are reserved for issuance, 2,644,071 shares of which were subject to options that were outstanding on December 31, 1999. All of our employees are eligible to receive options under the Employee Option Plan. Options granted under the Employee Option Plan are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986. Options generally become exercisable as to 50% of the shares on the second anniversary of the date of grant, an additional 25% on the third anniversary and the remaining 25% on the fourth anniversary.

         401(k) Plan. In February 1995, we established a savings plan qualified under Section 401(k) of the Tax Code for the benefit of all full-time employees. A participant in the 401(k) Plan may contribute up to 10% of his or her compensation on a pre-tax basis under the 401(k) Plan. Also, under the 401(k) Plan, we make matching contributions for each participant equal to one-half of the first 2% of annual compensation contributed by each participant. In addition, we may make, in our discretion, certain additional contributions that generally will be allocated to participants in proportion to compensation. We made approximately $2,172,000 in contributions to the 401(k) Plan during 1999.

         Contributions made by, or on behalf of, a participant, and interest, earnings, gains or losses on such amounts, are credited to accounts maintained for the participant under the 401(k) Plan. A participant under the 401(k) Plan is fully vested in his or her pre-tax, matching and rollover contributions accounts. Vesting in a participant's discretionary profit sharing contribution account is based upon his or her years of service with Powertel. A participant is initially 20% vested after the completion of one year of service with Powertel. The participant's vested percentage increases by 20% for each subsequent year of service with Powertel, so that the participant is 100% vested after the completion of five years of service. In addition, a participant becomes fully vested in his or her accounts upon retirement due to permanent disability, attainment of age 65 or death. Finally, the 401(k) Plan provides that the Board may at any time declare the 401(k) Plan partially or completely terminated, in which event the accounts of each participant with respect to whom the 401(k) Plan is terminated will become fully vested. In the event of a termination, partial termination or a complete discontinuance of contributions, the accounts of each affected participant will become fully vested.

DIRECTOR COMPENSATION

         Director Fees and Related Matters. We compensate nonemployee directors $750 for each Board meeting attended in person, $200 for each Board meeting attended by telephone conference and $200 for each Board committee meeting attended (whether in person or by telephone conference). In addition, we reimburse nonemployee directors for out-of-pocket travel expenditures relating to their service on the Board. We provide to each of our directors (and to all of our employees) a free telephone and a monthly airtime allowance. The users are responsible for payment of all additional airtime charges and long distance and roaming charges they incur.

         During 1999, Messrs. Lanier and Scott received additional compensation in consideration of their performance of certain advisory and administrative services for us in the amount of approximately $40,000 and $30,000, respectively. Additionally, Messrs. Lanier and Scott participate in our 401(k) Plan under which they received profit sharing and matching contributions totaling $1,238 and $929, respectively, in 1999. We intend to pay similar compensation to these individuals in 2000 in consideration of their performance of such services for us.

         Nonemployee Stock Option Plan. Under our Nonemployee Stock Option Plan, 400,000 shares of common stock are reserved for issuance, 143,100 shares of which were subject to options that were outstanding on December 31, 1999. All of our nonemployee directors and all employees of our affiliates are eligible to receive options under the Nonemployee Plan. The Nonemployee Plan provides that options to purchase 10,000 shares of common stock (at an exercise price equal to the fair market value of the common stock on the date of grant) are granted automatically to nonemployee directors upon their initial election or appointment to the Board. The Nonemployee Plan does not provide for discretionary option grants. Options generally become exercisable as to 50% of the shares on the second anniversary of the date of grant, an additional 25% on the third anniversary and the remaining 25% on the fourth anniversary.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION


         During 1999, Messrs. Gabbard, Scott and Weber were members of the Compensation Committee. Messrs. Gabbard, Scott and Weber are directors of ITC Holding Company, which as of April 14, 2000 held approximately 25.0% of our outstanding common stock. For more information, see "Certain Relationships and Related Transactions" above.

COMPENSATION/STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the Commission, in whole or in part, the following report and the Stock Performance Chart which follows shall not be deemed to be incorporated by reference into any such filing.

         Our compensation program is based on two major principles. First, we strive to provide competitive levels of compensation -- at performance levels that meet or exceed stated objectives -- in order to attract, motivate and retain skilled and experienced executives. Second, we structure the compensation program to create a common interest between our executives and our stockholders by linking a significant portion of each executive's compensation directly to increases in stockholder value.

         We designed the executive compensation program to reward performance that directly contributes to our short-term and long-term success. Accordingly, we generally provide both short-term and long-term incentive compensation that varies based on our overall performance and/or business unit's performance.

         The three major components of the compensation program are base salary, annual cash incentives and long-term incentives (stock options and restricted stock awards). Our philosophy is to:

         - pay to our executives base salaries that generally alone (without the other compensation elements) provide compensation equal to the 25th percentile of the range of total compensation generally paid to executives by comparable companies,

         - provide cash incentive awards that, if fully earned, raise our executives' total cash compensation (base salary plus cash awards) to the 50th percentile and

         - provide long-term incentives in the form of stock options and restricted stock awards that, if fully earned, raise our executives' total compensation (cash and equity) to the 75th percentile.

We analyze the range of compensation provided by comparable companies based on information provided by publicly-traded wireless telecommunications companies and on survey data provided by Hay Management Consultants, an internationally recognized independent consulting firm.

         Base Salary. We determine base salary by comparisons to salary levels generally paid to executives by comparable companies, as described above, and on each executive's responsibilities and performance. Consequently, we pay higher salaries to executives with higher levels of sustained performance over time and/or executives assuming greater responsibilities. We review salaries for our executives annually with respect to a number of factors, including individual performance, our overall performance and (where appropriate) a business unit's results (including revenue, net income or loss, and cash flow), and general levels of salary increases in comparable companies.

         Management Incentive Compensation Plan. Our management incentive compensation plan provides competitive cash compensation opportunities for participants in the plan based on our overall performance and/or a business unit's performance. Incentive cash awards are paid annually if performance objectives are achieved.

         The Compensation Committee develops, and the Board reviews and approves, the criteria and financial targets established for incentive plan participants each year. For 1999, the incentive plan included targets for total revenues, operating income, cost per net add, ending subscribers and capital expenditures. We weighted each factor equally.

         Annual cash incentive bonus opportunities vary by individual position and are expressed as an annual cash objective and as a percentage of total compensation mix. The amount a particular executive may earn depends on the individual's position, responsibility and ability to influence our financial success. An executive will only earn a bonus if Powertel achieves at least 70% of the incentive plan's targets based on a performance measurement index, and we cap bonus payments at achievement of 155% of the incentive plan's targets based on a performance measurement index.

         Long-term Incentive Compensation. We designed our long-term incentive compensation, reflected in our stock option and restricted stock plans, to focus our executives' efforts on our long-term goals, including the important goal of maximizing total return to our stockholders.

         We believe that stock options align the interests of employees with those of stockholders by providing value to employees through stock price appreciation. The Compensation Committee makes all stock option grants. We generally grant options with an exercise price equal to the fair market value of the common stock on the date of the grant. We establish the number of option grants each year and the number of shares reserved for issuance under the stock option and restricted stock plans by analysis of practices at comparable companies. The number of awards actually granted to a particular participant is based on our financial success and the individual's position and level of responsibility.

         Under our restricted stock plan, we may issue to eligible employees shares of our common stock that are subject to certain restrictions, are non-transferable during the restriction period and are subject to forfeiture if the employee leaves Powertel during the restriction period. The Compensation Committee establishes a period of time or performance goals that apply to restricted shares issued with respect to each award pursuant to the restricted stock plan. We base performance goals on one or more business criteria that apply to the individual recipient, a business unit (where appropriate) or our overall performance. Performance goals may include positive results, maintaining the status quo or limiting economic losses. We generally analyze achievement of these goals based on stock price, sales, earnings per share, earnings before taxes or return on net assets.

         Other. In addition to the compensation paid to executive officers as described above, executive officers receive, along with and on the same terms as other employees, certain benefits pursuant to our 401(k) Plan. See "Benefit Plans" above.

         1999 Compensation of Chief Executive Officer. As previously described, the Compensation Committee considers several factors in developing an executive compensation package. For the Chief Executive Officer, these factors generally include compensation practices of comparable companies, individual performance, experience, achievement of strategic goals, and our financial and operational results. Specific actions taken by the Compensation Committee regarding Mr. Smith's compensation for 1999 are summarized below.

                  Base Salary. The Chief Executive Officer's 1999 base salary was $266,792, a decrease of 0.01% from his 1998 base salary.

                  Annual Incentive. In addition, Mr. Smith received an annual cash incentive award for 1999 of $550,041. This award was based on results for the year, which exceeded the performance benchmarks established by the Compensation Committee and the Board. Mr. Smith's 1999 incentive targets were exceeded by an average of 55%. We believe that Mr. Smith's total 1999 cash (salary plus incentive) compensation was below the average total cash compensation paid to chief executives by comparable companies.

                  Long-term Incentive. Mr. Smith is eligible to participate in our stock option and restricted stock plans. During 1999, Mr. Smith was granted options to purchase 41,081 shares of common stock at an exercise price of $14.063 (the fair market value of our common stock on the date of grant). These options will vest and become exercisable with respect to 50% of the shares on the second anniversary of the date of grant, an additional 25% on the third anniversary and the remaining 25% on the fourth anniversary.

         Pay Deductibility Limit. Under a 1993 amendment to the Tax Code and proposed federal tax regulations, public companies are prohibited from receiving a tax deduction for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four other most highly compensated executive officers for any fiscal year. The prohibition does not apply to certain performance-based compensation. We take into consideration this compensation deductibility limit in structuring our compensation programs and in determining executive compensation. At this time, our applicable executive officer compensation does not exceed $1 million, and we do not expect that it is likely to be affected by these nondeductibility rules in the near future.

                      COMPENSATION/STOCK OPTION COMMITTEE

                                O. Gene Gabbard
                                William H. Scott, III
                                Donald W. Weber

PERFORMANCE GRAPH

         The graph below compares our cumulative stockholder return on an indexed basis based on an investment of $100 on December 31, 1993 with the CRSP Index for Nasdaq Telecommunications Stocks and the CRSP Index for the Nasdaq National Market (U.S. Companies).

               COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN



                                                              CRSP INDEX
                                        CRSP NASDAQ           FOR NASDAQ
            MEASUREMENT PERIOD         STOCK MARKET       TELECOMMUNICATIONS
           (FISCAL YEAR COVERED)     (U.S. COMPANIES)           STOCKS           POWERTEL, INC.
           ---------------------     ----------------     -------------------    --------------

                 12/31/94                   100                   100                  100
                 12/31/95                   141                   131                  156
                 12/31/96                   174                   134                  113
                 12/31/97                   213                   196                  154
                 12/31/98                   300                   324                  125
                 12/31/99                   556                   572                  923


---------------------

NOTES:

A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighed daily, using the market capitalization on the previous trading day.
C. If the fiscal year end is not a trading day, the preceding trading day is used.
D.       The index level for all series was set to 100.00 on December 31, 1994.

[PERFORMANCE GRAPH FOLLOWS]

BENEFICIAL OWNERSHIP OF CAPITAL STOCK


         The following table provides information, as of April 14, 2000, concerning beneficial ownership of our common stock by: (i) each person or entity known by us to beneficially own more than 5% of the outstanding common stock; (ii) each director; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group. The information in the table is based on information from the named persons regarding their ownership of common stock. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares shown.




                                                                                AMOUNT AND           PERCENT OF
                                                                                 NATURE OF             COMMON
                                                                                BENEFICIAL             STOCK
NAME AND ADDRESS(a) OF BENEFICIAL OWNER                                        OWNERSHIP(b)         OUTSTANDING
-----------------------------------------                                     ----------------     ---------------
ITC Holding Company, Inc.(c)...............................................       7,745,190              25.0%
SCANA Communications, Inc.(d)..............................................       4,917,271              15.8
Sonera Ltd.(e).............................................................       4,626,744              13.0
Janus Capital Corporation..................................................       1,724,855               5.6
Donald W. Burton(f)(g).....................................................       1,603,727               5.2
Campbell B. Lanier, III(h)(i)..............................................         237,485                 *
Allen E. Smith(f)..........................................................         119,305                 *
O. Gene Gabbard(f)(h)......................................................         196,191                 *
William H. Scott, III(j)...................................................          43,859                 *
Donald W. Weber(f).........................................................          20,000                 *
Ann M. Milligan............................................................              --                --
William B. Timmerman.......................................................              --                --
Fred G. Astor, Jr.(f)(k)...................................................         103,872                 *
Walter R. Pettiss (f)(l)...................................................          46,003                 *
Nicholas J. Jebbia(f)......................................................          28,384                 *
Rodney D. Dir (f)..........................................................          15,443                 *
All executive officers and directors as a group (15 persons)(f)-(l)........       2,311,116               7.4


----------------------
 *       Less than one percent.
(a) The addresses of the beneficial owners of more than 5% of our common stock are as follows:
         - ITC Holding Company -- 1239 O.G. Skinner Drive, West Point, Georgia 31833;
         - SCANA Communications, Inc. -- 440 Knox Abbott Drive, Suite 240, Cayce, South Carolina 29033;
         - Sonera Ltd. -- Teollisuuskatu 15, P.O. Box 106, FIN-00051, Helsinki, Finland;
         - Janus Capital Corporation -- 100 Filimore Street, Suite 300, Denver, Colorado 80206-4923; and
         -        Mr. Burton -- 614 West Bay Street, Suite 200, Tampa, Florida
                  33606.

(b) Under the rules of the Exchange Act, in addition to shares actually owned, a person is deemed to be the beneficial owner of any shares that may be acquired upon exercise of securities convertible into or exercisable for our common stock within 60 days of April 14, 2000.

(c) ITC Holding Company has pledged approximately 4.2 million shares of its capital stock to certain lenders in connection with a credit facility. Does not include 3,407,542 shares issuable upon conversion of our Series F Preferred Stock.
(d) Includes options to acquire 15,000 shares of our common stock. Does not include:
         - 4,626,744 shares of common stock issuable upon conversion of our Series B Preferred Stock,
         - 1,764,706 shares issuable upon conversion of our Series D Preferred Stock; and
         - 3,407,542 shares issuable upon conversion of our Series E Preferred Stock.
(e) These 4,626,744 shares of common stock are issuable upon conversion of our Series A Preferred Stock, which is currently convertible.

(f) Includes the following shares that the named individuals have the right to purchase within 60 days of March 14, 2000 pursuant to options:


                  Donald W. Burton...............................      10,000
                  Allen E. Smith.................................      59,522
                  O. Gene Gabbard................................      20,000
                  Donald W. Weber................................       8,000
                  Fred G. Astor, Jr..............................      26,005
                  Walter R. Pettiss..............................      32,853
                  Nicholas J. Jebbia.............................      13,443
                  Rodney D. Dir..................................       1,324
                                                                    ---------
                       Total.....................................     171,147
                                                                    =========


(g)      Includes:
         - 464,417 shares held of record by The Burton Partnership, Limited Partnership, of which Mr. Burton is the sole general partner;
         - 654,893 shares held of record by South Atlantic Venture Fund II, Limited Partnership, of which South Atlantic Venture Partners II, Limited Partnership is the sole general partner, of which Mr. Burton is the managing general partner;
         - 464,417 shares held of record by South Atlantic Venture Fund III, Limited Partnership, of which South Atlantic Venture Partners III, Limited Partnership is the sole general partner, of which Mr. Burton is the managing general partner;
         - 4,200 shares held of record by South Atlantic Private Equity Fund IV, Limited Partnership, of which South Atlantic Private Equity Partners IV, Inc. is the sole general partner, of which Mr. Burton is the chairman; and
         - 5,800 shares held of record by South Atlantic Private Equity Fund IV (QP) Limited Partnership, of which South Atlantic Private Equity Partners IV, Inc. is the sole general partner, of which Mr. Burton is the chairman.
(h) Includes 176,191 shares held of record by The Charitable Remainder Education Trust III, of which Messrs. Gabbard and Lanier are trustees. Messrs. Gabbard and Lanier disclaim beneficial ownership of these shares.

(i) Includes 2,620 shares held of record by Mr. Lanier's wife and 500 shares held by Mr. Lanier as custodian for his son. Mr. Lanier disclaims beneficial ownership of such shares.
(j) Includes 3,200 shares held of record by Mr. Scott's wife as trustee and 100 shares held by Mr. Scott's daughter. Mr. Scott disclaims beneficial ownership of such shares.
(k) Includes 1,000 shares and 300 shares held of record by Mr. Astor's wife and minor sons, respectively. Mr. Astor disclaims beneficial ownership of such shares.
(l)      Includes warrants to acquire 128 shares of our common stock.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                  (PROPOSAL 4)

         The Board of Directors has appointed Arthur Andersen LLP to continue as our independent public accountants for the year ending December 31, 2000, subject to ratification by the stockholders at the annual meeting. Arthur Andersen LLP has served as our independent public accountants since 1991. If you return your proxy card and do not specify otherwise on your proxy card, we will vote your shares in favor of ratifying the appointment of Arthur Andersen LLP, independent certified public accountants, to audit our books and accounts for the year ending December 31, 2000. The Board of Directors has not determined what action it would take if the stockholders do not ratify the appointment.

         Representatives of Arthur Andersen LLP will be present at the meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

HOW MANY VOTES ARE REQUIRED TO RATIFY THE APPOINTMENT

         The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting is necessary for ratification of the appointment of Arthur Andersen LLP as our independent public accountants.


       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 4.

                 INFORMATION WE HAVE INCORPORATED BY REFERENCE


         With this Proxy Statement, we have sent to you a copy of our Annual Report to Stockholders for the fiscal year ended December 31, 1999. We hereby incorporate by reference into this Proxy Statement the following sections of our Annual Report on Form 10-K for the year ended December 31, 1999:


         - Management's Discussion and Analysis set forth at pages 13 through 21 of our Annual Report on Form 10-K;

         - Consolidated Financial Statements set forth at pages F-3 through F-6 of our Annual Report on Form 10-K;

         - Notes to Consolidated Financial Statements set forth at pages F-7 through F-19 of our Annual Report on Form 10-K; and

         - Report of Independent Auditors set forth at page F-2 of our Annual Report on Form 10-K.


        At your request, we will provide to you, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 1999. You should send your written request to Lorrie G. Turner, Assistant Secretary, Powertel, Inc., 1233 O.G. Skinner Drive, West Point, Georgia 31833. You should make your oral request by telephoning Lorrie G. Turner at (706) 645-2000. We will send the document to you by first class mail or other equally prompt means within one business day of receipt of your request.


                                 OTHER MATTERS

         We are not aware of any other matters to be presented for action by the stockholders at the meeting. If, however, any other matters are properly brought before the meeting, we will vote your proxy on such matters as determined by a majority of the Board of Directors.

                                   By Order of the Board of Directors




                                   /s/ Allen E. Smith
                                   --------------------------------------------
                                   Allen E. Smith
                                   Chief Executive Officer



West Point, Georgia
Dated:  April 26, 2000

                                                                     APPENDIX A





                                 POWERTEL, INC.


                     2000 STOCK OPTION AND INCENTIVE PLAN

                                 POWERTEL, INC.

                      2000 STOCK OPTION AND INCENTIVE PLAN

                               TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----

ARTICLE 1  DEFINITIONS.....................................................A-4

ARTICLE 2  THE PLAN .......................................................A-7
     2.1.  Name ...........................................................A-7
     2.2.  Purpose ........................................................A-7
     2.3.  Stockholder Approval; Term......................................A-7

ARTICLE 3  PARTICIPANTS....................................................A-7

ARTICLE 4  ADMINISTRATION..................................................A-7
     4.1.  Duties and Powers of the Committee..............................A-7
     4.2.  Interpretation; Rules...........................................A-8
     4.3.  No Liability....................................................A-8
     4.4.  Majority Rule...................................................A-8
     4.5.  Company Assistance..............................................A-8

ARTICLE 5  SHARES OF STOCK SUBJECT TO PLAN.................................A-8
     5.1.  Limitations.....................................................A-8
     5.2.  Antidilution....................................................A-9
     5.3.  Effect of a Corporate Transaction...............................A-11

ARTICLE 6  OPTIONS ........................................................A-11
     6.1.  Types of Options Granted........................................A-11
     6.2.  Option Grant and Agreement......................................A-11
     6.3.  Optionee Limitations............................................A-12
     6.4.  $100,000 and Section 162(m) Limitations.........................A-12
     6.5.  Exercise Price..................................................A-12
     6.6.  Exercise Period.................................................A-13
     6.7.  Option Exercise.................................................A-13
     6.8.  Reload Options..................................................A-14
     6.9.  Transferability of Options......................................A-15
     6.10. Termination of Employment or Service............................A-15
     6.11. Employment Rights...............................................A-15
     6.12. Certain Successor Options.......................................A-15
     6.13. Grant of Options to Non-Employee Directors......................A-16


ARTICLE 7  RESTRICTED STOCK................................................A-16
     7.1.  Awards of Restricted Stock......................................A-16
     7.2.  Transferability of Awards.......................................A-16
     7.3.  Lapse of Restrictions...........................................A-16
     7.4.  Termination of Employment.......................................A-17
     7.5.  Treatment of Dividends..........................................A-17
     7.6.  Delivery of Shares..............................................A-17

ARTICLE 8  STOCK CERTIFICATES..............................................A-17

ARTICLE 9  TERMINATION AND AMENDMENT.......................................A-18
     9.1.  Termination and Amendment.......................................A-18
     9.2.  Effect on Grantee's Rights......................................A-18

ARTICLE 10 RELATIONSHIP TO OTHER COMPENSATION PLANS........................A-18

ARTICLE 11 MISCELLANEOUS...................................................A-19
     11.1. Replacement or Amended Grants...................................A-19
     11.2. Forfeiture for Competition......................................A-19
     11.3. Governing Law...................................................A-19
     11.4. Plan Binding on Successors......................................A-19
     11.5. Singular, Plural; Gender........................................A-19
     11.6. Headings, etc., No Part of Plan.................................A-19
     11.7. Section 16 Compliance...........................................A-19

EXHIBIT A - Form of Stock Option Agreement.................................A-20

                                 POWERTEL, INC.
                      2000 STOCK OPTION AND INCENTIVE PLAN



                                   ARTICLE 1
                                  DEFINITIONS

         As used in this Plan, the following terms have the following meanings unless the context clearly indicates to the contrary:

         "Award" means a grant of Restricted Stock.

         "Board" means the board of directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder. Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Committee" means a committee of at least two directors appointed from time to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that with respect to any Options or Awards granted to an individual who is also a
Section 16 Insider, the Committee shall consist of either the entire Board or a committee solely made up of at least two directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Non-Employee Directors, and all authority and discretion shall be exercised by such Non-Employee Directors, and references herein to the "Committee" means such Non-Employee Directors insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any Section 16 Insider. In selecting the Committee, the Board shall also consider the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Options to highly compensated executives.

         "Company" means Powertel, Inc., a Delaware corporation.

         "Corporate Transaction" means any of the following transactions to which the Company is a party:

                  (i) a merger, consolidation, share exchange, combination or other transaction or series of transactions (other than a public offering by the Company for cash of the Company's capital stock, debt or other securities) in which securities possessing more than 80 percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction;

                  (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (iii)    the liquidation or dissolution of the Company; or

                  (iv) a change in the composition of the Board as a result of which fewer than one-half of the incumbent directors are directors who either:

                           (a) had been directors of the Company 24 months prior to such change; or

                           (b) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination.

         "Director Plan" means the Company's Amended Non-Employee Stock Plan.

         "Exchange Act" means the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

         "Exercise Price" means the price at which an Optionee may purchase a share of Stock under an Option Agreement.

         "Fair Market Value" on any date means (i) the closing sales price of the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock on the date such value is to be determined or, if such exchange was not open for trading on such date, the next preceding day on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such date, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock is not traded on an exchange or in the over-the-counter market, the fair market value as determined by the Committee in good faith.

         "Grantee" means a person who is an Optionee or a person who has received an Award.

         "Incentive Stock Option" means an option to purchase Stock, which complies with and is subject to the terms, limitations and conditions of
Section 422 of the Code.

         "1991 Plan" means the Company's Amended and Restated 1991 Stock Option Plan.

         "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

         "Option" means an option, whether or not an Incentive Stock Option, to purchase Stock granted pursuant to the provisions of Article 6 of this Plan.

         "Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Stock under this Plan, a form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

         "Optionee" means a person to whom an Option has been granted under this Plan.

         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the grant (or modification) of the Option or Award, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.

         "Permanent and Total Disability" shall have the same meaning as set forth in Section 22(e)(3) of the Code.

         "Plan" means the Powertel, Inc. 2000 Stock Option and Incentive Plan.

         "Purchasable" refers to Stock which may be purchased by an Optionee under the terms of this Plan on or after a certain date specified in the applicable Option Agreement.

         "Reload Option" has the meaning set forth in Section 6.8 of the Plan.

         "Restricted Stock" means Stock issued, subject to restrictions, to a Grantee pursuant to Article 7 of this Plan.

         "Restricted Stock Plan" means the Company's 1995 Employee Restricted Stock Plan.

         "Restriction Agreement" means the agreement setting forth the terms of an Award as provided in Section 7.1 of this Plan.

         "SEC" means the Securities and Exchange Commission.

         "Section 16 Insider" means any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

         "Stock" means the common stock, par value $0.01 per share, of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the grant (or modification) of the Option or Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE 2
                                    THE PLAN

         2.1. Name. This Plan shall be known as the "Powertel, Inc. 2000 Stock Option and Incentive Plan."

         2.2. Purpose. The purpose of the Plan is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders.

         2.3. Stockholder Approval; Term. The Plan shall become effective on March 17, 2000 (the date on which the Plan was adopted by the Board); provided, however, that if the Company's stockholders have not approved the Plan on or prior to the first anniversary of such effective date, then all options granted under the Plan shall be non-Incentive Stock Options. If, at the time of any amendment to the Plan, stockholder approval is required by the Code for Incentive Stock Options and such stockholder approval has not been obtained (or is not obtained within 12 months thereof), any Incentive Stock Options issued under the Plan shall automatically become options which do not qualify as Incentive Stock Options. No Options or Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Options or Awards previously granted may extend beyond that date.


                                   ARTICLE 3
                                  PARTICIPANTS

         The class of persons eligible to participate in the plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company, which shall include, but not be limited to, all employees, officers, directors, consultants and advisors of the Company, any Subsidiary or any affiliate of the Company or any Subsidiary.


                                   ARTICLE 4
                                 ADMINISTRATION

         4.1. Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and to adopt, amend and repeal any administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Committee may, in its discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option or Award in the manner and to the extent it shall deem expedient to carry the Plan into effect. The Committee shall also have the discretion and authority to delegate to any executive officer its powers to grant Options or Awards under the Plan to any person who is an employee of the Company but not an executive officer or director of the Company. In administering the Plan, the

Committee's actions and determinations shall be in its discretion and shall be binding on all interested parties. All references in the Plan to the "Committee" shall mean the Committee, the Board (if the Board has not appointed a Committee) or the executive officer referred to above to the extent that the Board's powers and authority under the Plan have been delegated to such Committee or executive officer.

         4.2. Interpretation; Rules. Subject to the express provisions of the Plan, the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Option or Award, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted under the Plan as may be required to comply with or to conform to any federal, state, or local laws or regulations.

         4.3. No Liability. No member of the Board, member of the Committee or any person acting pursuant to the authority delegated by the Board or the Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

         4.4. Majority Rule. A majority of the members of the Committee shall constitute a quorum at a meeting of the Committee. Any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a unanimous written consent of the Committee, shall constitute the action of the Committee.

         4.5. Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.


                                   ARTICLE 5
                        SHARES OF STOCK SUBJECT TO PLAN

         5.1. Limitations. Subject to any antidilution adjustment pursuant to the provisions of Section 5.2 of this Plan, the maximum number of shares of Stock that may be issued hereunder shall be 3,500,000. The number of shares of Stock available for issuance hereunder shall automatically be subject to increase (but not decrease) on January 1 of each year beginning January 1, 2001, to an amount equal to:

                  (i) fifteen percent of the total number of fully-diluted shares of Stock of the Company (assuming the conversion of all outstanding preferred stock, and the exercise of all vested and unvested options, warrants and other convertible securities, whether or not such options, warrants or other convertible securities are then subject to being exercised) as of December

                           31 of the immediately preceding year (subject to adjustment under Section 5.2);

                           less

                  (ii) as of December 31 of the immediately preceding year, the sum of (x) with respect to the 1991 Plan and the Director Plan, (A) the number of shares as to which options were outstanding on such date under such plans, (B) the number of shares previously issued upon the exercise of options granted under such plans, and (C) the number of shares as to which options remain available to be granted on such date under such plans, plus (y) with respect to the Restricted Stock Plan, the number of shares of restricted or unrestricted stock that have been granted as of such date under such plan, plus the number of shares of such stock that remain available to be granted on such date under such plan;

provided, however, that no adjustment shall be made if it would result in a reduction in the number of shares of Stock that were available for issuance under this Plan immediately prior to such adjustment. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, or Restricted Stock, and the amount of Stock subject to the Plan may be increased from time to time in accordance with
Article 10, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 3,500,000 (other than pursuant to anti-dilution adjustments) without stockholder approval. Shares subject to an Option or issued as an Award may be either authorized but unissued shares or treasury shares. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder.

         If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Section 422 of the Code or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

         5.2.     Antidilution.

                  (a) If (x) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (y) any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or (z) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

                           (i) the aggregate number and kind of shares of Stock for which Options or Awards may be granted hereunder shall be adjusted proportionately by the Committee;

                           (ii) the per-participant limit in the last sentence of Section 6.4 shall be proportionately adjusted by the Committee; and

                           (iii) the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted proportionately by the Committee.

                  (b)      If the Company shall be a party to any
reorganization in which it does not survive, involving merger, consolidation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:

                           (i) notwithstanding other provisions of this Plan, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option Agreements regarding exercisability, that all such Options shall terminate 90 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 90-day period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; or

                           (ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or awards issued by such successor corporation; provided, however, if such event also constitutes a Corporate Transaction, such assumed or substituted Options or Awards shall be immediately exercisable in full or shall have all restrictions or conditions deemed terminated or satisfied, as the case may be, except with respect to Options or Awards that were granted pursuant to Option Agreements or Restriction Agreements, as the case may be, that expressly provide to the contrary.

                  (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the stockholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Option Agreements regarding exercisability.

                  (d)      The adjustments described in paragraphs (a) through
(c) of this Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions unless the effected Optionee consents in writing. The adjustments required under this Article 5 shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

         5.3. Effect of a Corporate Transaction. In the event of a Corporate Transaction not subject to the provisions of Section 5.2(b)(ii) above, except with respect to Options or Awards that were granted pursuant to Option Agreements or Restriction Agreements, as the case may be, that expressly provide to the contrary, to the extent outstanding at the time of the Corporate Transaction, (i) all Options then-outstanding shall automatically become immediately exercisable in full and (ii) all restrictions and conditions on all Awards then-outstanding shall automatically be deemed terminated or satisfied.


                                   ARTICLE 6
                                    OPTIONS

         6.1. Types of Options Granted. The Committee may, under this Plan, grant either Incentive Stock Options or non-Incentive Stock Options. The Company shall have no liability to an Optionee, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan.

         6.2. Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee and by a written Option Agreement executed by the Company and the Optionee. The date on which the Committee approves the grant of an Option shall be considered the date on which such Option is granted. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's stockholders. Separate Option Agreements may be used for Incentive Stock Options and non-Incentive Stock Options, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

         6.3. Optionee Limitations. The Committee shall not grant an Incentive Stock Option to any person who, at the time the Incentive Stock Option is granted:

                  (a) is not an employee of the Company, its Parent or a Subsidiary; or

                  (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Company or of any Parent or Subsidiary of the Company.

         6.4. $100,000 and Section 162(m) Limitations. Except as provided below, the Committee shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any Parent or Subsidiary of the Company, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the Stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as a non-Incentive Stock Option. Furthermore, not more than 1,000,000 shares of Stock may be made subject to Options to any individual in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

         6.5. Exercise Price. The Exercise Price of the Stock subject to each Option shall be determined by the Committee. Subject to the provisions of
Section 6.3(b) hereof, the Exercise

Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted.

         6.6. Exercise Period. The period for the exercise of each Option granted hereunder shall be determined by the Committee, but the Option Agreement with respect to an Incentive Stock Option shall provide that such Option shall not be exercisable after the expiration of ten years from the date of grant (or modification) of the Option. In addition, no Incentive Stock Option granted under the Plan shall be exercisable prior to stockholder approval of the Plan.

         6.7.     Option Exercise.

                  (a)      Unless otherwise provided in the Option Agreement or
Section 6.6 of this Plan, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to fewer than 100 shares unless the remaining shares that have become so Purchasable are fewer than 100 shares. The Committee shall have the authority to prescribe in any Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option, provided that the Committee may at any time provide that any Options shall become immediately exercisable in full or in part.

                  (b) An Option shall be exercised by (i) delivery of a written notice of exercise with respect to a specified number of shares of Stock to American Stock Transfer and Trust Company, as administrator of the Plan, at its principal office, (ii) delivery of payment (made payable to the Company) of the full amount of the Exercise Price for such number of shares in accordance with Section 6.7(c) to American Stock Transfer and Trust Company at its principal office. If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

                  (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option, and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that in lieu of cash, in the Company's sole discretion, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); provided further, that the Committee may provide in an Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a recourse note equal to the Exercise Price or relevant portion thereof on terms determined by the Committee. The Company may accept such other lawful consideration as payment as the Committee shall determine in any Option Agreement.

                  (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided, however, that in the discretion of the Committee any Option Agreement may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

                  (e) An Optionee shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

         6.8.     Reload Options.

                  (a) The Committee may specify in an Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) of this Plan, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised Option is granted; provided, however, that the Committee may require that the shares surrendered in payment as provided above must have been held by the Optionee for at least six months prior to such surrender.

                  (b) Unless provided otherwise in the Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i) for a period of one year from the date of such exercise.

         6.9.     Transferability of Options.

                  (a) Except as the Committee may otherwise determine or provide in an Option Agreement, no Incentive Stock Option shall be sold, assigned, transferred, pledged or otherwise encumbered by an Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the lifetime of an Optionee, Incentive Stock Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

                  (b) Except as the Committee may otherwise determine or provide in an Option Agreement or with the prior written consent of the Company, a non-Incentive Stock Option may not be sold, assigned, transferred, pledged or otherwise encumbered by an Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Any assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment. The terms applicable to any assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents executed by the assignee as the Committee may deem appropriate.

         6.10. Termination of Employment or Service. The Committee shall have the power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full; provided, however, that in no event may an Incentive Stock Option be exercised after the expiration of ten years from the date of its grant. The Committee shall determine, which determination shall be final and conclusive, whether: (i) a termination of employment is to be considered by reason of retirement with the consent of the Company in accordance with the normal retirement policies of the Company; (ii) a termination of employment is to be considered by reason of a Permanent and Total Disability; or (iii) a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan.

         6.11. Employment Rights. Nothing in the Plan or in any Option Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

         6.12. Certain Successor Options. To the extent not inconsistent with the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article 6, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Section 424(a) of the Code.

         6.13. Grant of Options to Non-Employee Directors. The Committee shall automatically grant to each non-employee director of the Company, upon such person's initial election or appointment to serve on the Board, an Option to purchase 10,000 shares of Stock; provided, however, that if such director receives a grant of options under the Director Plan upon his/her initial election or appointment to serve on the Board, then such director shall not be entitled to an Option grant under this Section 6.13. All Options granted to directors pursuant to this Section 6.13 shall be non-Incentive Stock Options.


                                   ARTICLE 7
                                RESTRICTED STOCK

         7.1. Awards of Restricted Stock. The Committee may grant Awards, which shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon delivery of the shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares.

         7.2. Transferability of Awards. Except as the Committee may otherwise determine or provide in a Restriction Agreement or with the prior written consent of the Company, until all restrictions upon Restricted Stock awarded to a Grantee shall have lapsed, such shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution. The terms applicable to any assigned portion, including any restrictions on the Restricted Stock, shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents executed by the assignee as the Committee may deem appropriate.

         7.3. Lapse of Restrictions. Restrictions upon Restricted Stock awarded hereunder shall lapse at such time or times (but, with respect to any award to a Grantee who is also a Section 16 Insider, not less than six months after the date of the Award) and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter, provided that the Committee may at any time provide that any Award shall be free of all restrictions.

         7.4. Termination of Employment. The Committee shall have the power to specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.

         7.5. Treatment of Dividends. At the time an Award is made, the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

         7.6. Delivery of Shares. Except as provided otherwise in Article 8 below, within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.


                                   ARTICLE 8
                               STOCK CERTIFICATES

         The Company will not be obligated to deliver any shares of Stock pursuant to Options granted under the Plan or remove restrictions from shares of Restricted Stock previously delivered under the Plan until:

                  (a) all conditions of the option or award have been met or removed to the satisfaction of the company;

                  (b) in the opinion of the company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations; and

                  (c) the grantee has executed and delivered to the company such representations or agreements as the company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary for the lawful issuance and sale of any Stock pursuant to Options shall relieve the Company of any liability with respect to the non-issuance or sale of the Stock as to which such approval shall not have been obtained. The Company shall, however, use its best efforts to obtain all such approvals.


                                   ARTICLE 9
                           TERMINATION AND AMENDMENT

         9.1. Termination and Amendment. The Board may at any time terminate or amend the Plan; provided, however, that the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

                  (a) increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan, except as contemplated in Section 5.2; or

                  (b) change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan.

         9.2. Effect on Grantee's Rights. No termination, amendment, or modification of the Plan shall affect adversely a Grantee's rights under an Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.


                                  ARTICLE 10
                    RELATIONSHIP TO OTHER COMPENSATION PLANS

         The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees or directors of the Company or any of its Subsidiaries.

                                  ARTICLE 11
                                 MISCELLANEOUS

         11.1. Replacement or Amended Grants. At the sole discretion of the Committee, and subject to the terms of the Plan, the Committee may amend or modify outstanding Options or Awards or waive any provision thereof or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them, provided that no modification of an Option or Award shall adversely affect a Grantee's rights under an Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

         11.2. Forfeiture for Competition. If a Grantee provides services to a competitor of the Company, a Parent or any Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an employee, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, and any shares of Restricted Stock held by such Grantee subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

         11.3. Governing Law. The provisions of the Plan and all Options and Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

         11.4. Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         11.5. Singular, Plural; Gender. Whenever used in this Plan, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         11.6. Headings, etc., No Part of Plan. Headings of Articles and Sections of this Plan are inserted for convenience and reference; they do not constitute part of the Plan.

         11.7. Section 16 Compliance. With respect to Section 16 Insiders and "highly-compensated" persons under Section 162(m) of the Code, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and with Section 162(m) of the Code. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Committee. In addition, if necessary to comply with Rule 16b-3 with respect to any grant of an Option hereunder, and in addition to any other vesting or holding period specified hereunder or in an applicable Option Agreement, any Section 16 Insider acquiring an Option shall be required to hold either the Option or the underlying shares of Stock obtained upon exercise of the Option for a minimum of six months.

                                                                      EXHIBIT A


                         FORM OF STOCK OPTION AGREEMENT


                                 POWERTEL, INC.
                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this _______ day of ___________________,_______, by and between Powertel, Inc., a Delaware corporation (the "Company"), and __________________________________
(the "Optionee").

         WHEREAS, the Board of Directors and stockholders of the Company have adopted a stock option and incentive plan known as the "Powertel, Inc. 2000 Stock Option and Incentive Plan" (the "Plan"); and

         WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company; and

         WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan.

         NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Incorporation of Plan. This option is granted pursuant to the provisions of the Plan, and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. The Optionee acknowledges receipt of a copy of the Plan. To the extent the terms of this Agreement are inconsistent with the terms of the Plan (as in effect as of the date of this Agreement, or as may be in effect hereafter, pursuant to an amendment of the Plan or otherwise), the Plan shall control and govern, and shall override and supercede the terms of this Agreement.

         2. Grant of Option. Subject to the terms, restrictions, limitations and conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, $0.01 par value per share (the "Stock"), set forth on Schedule A attached and incorporated into this Agreement by reference. The Option shall be exercisable in the amounts and at the time(s) specified on Schedule A. The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to Sections 8, 9, or 10 of this Agreement. Schedule A states whether the Option is intended to be an Incentive Stock Option.

         3. Purchase Price. The price per share to be paid by the Optionee for the shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the date of grant if the Option is an Incentive Stock Option.

         4. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

         5.       Transferability.

                  (a) No Incentive Stock Option shall be sold, assigned, transferred, pledged or otherwise encumbered by an Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the lifetime of an Optionee, Incentive Stock Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).

                  (b) A non-Incentive Stock Option may be transferred or assigned to another person only with the prior written consent of the Company, which consent may be withheld in the Company's sole discretion. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment. The terms applicable to any assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents executed by the assignee as the Committee may deem appropriate.

         6. Notice of Exercise of Option. This Option may be exercised by the Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to American Stock Transfer & Trust Company as specified in Section 13(c) below to the attention of ____________________________. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 below, and (c) be accompanied by
(i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers, or an authorization to withhold shares of Stock otherwise issuable upon exercise of the Option, having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Agreement, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to the shares being purchased under this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

         7. Adjustment in Option. The number of Shares subject to this Option, the Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with Section 5.2 of the Plan.

         8.       Termination of Employment.

                  (a) Except as otherwise specified in Schedule A to this Agreement, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination for reasons of retirement, disability or death, the Optionee may exercise this Option to the extent of the number of shares which were Purchasable hereunder at the date of such termination at any time within 30 days after such termination and prior to the expiration of the Option.

                  (b) Unless and to the extent otherwise provided in Schedule A hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options to the extent of the number of shares which were Purchasable at the date of the Optionee's retirement at any time within a period ending on the earlier of (a) the last day of the 90-day period following the Optionee's retirement or (b) the expiration date of this Option. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

         9. Disabled Optionee. In the event of termination of employment because of the Optionee's Permanent and Total Disability, the Optionee (or his or her personal representative) may exercise this Option, regardless of whether the shares were Purchasable under this Agreement at the date of such termination, within a period ending on the earlier of (a) the last day of the one year period following the Optionee's termination or (b) the expiration date of this Option.

         10. Death of Optionee. Except as otherwise set forth in Schedule A with respect to the rights of the Optionee upon termination of employment under
Section 8(a) above, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries, the appropriate persons described in
Section 6 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement may exercise this Option, regardless of whether the shares were Purchasable under this Agreement at the date of death, at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option.

         11. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate any law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

         12. Restriction on Disposition of Shares. The Optionee acknowledges that in order to maintain the Incentive Stock Option status of an Option, the shares purchased pursuant to the exercise of an Incentive Stock Option should not be transferred by the Optionee except pursuant to the Optionee's will, or the laws of descent and distribution, until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

         13.      Miscellaneous.

         (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

         (b) This Agreement shall be governed by the laws of the State of Delaware, without regard to any applicable conflicts of law.

         (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to American Stock Transfer & Trust Company at ____________________________________, or at
such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.

         (d) This Agreement may not be modified except by a written agreement executed by each of the parties to it.

         14. Forfeiture for Competition. The Optionee acknowledges that if the Optionee provides services to a competitor of the Company, a Parent or any Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Optionee while an employee, then that Optionee's rights under this Option shall be forfeited and terminated, except in the event that the Committee makes a determination to the contrary.

         IN WITNESS WHEREOF, THE COMMITTEE HAS CAUSED THIS STOCK OPTION AGREEMENT TO BE EXECUTED ON BEHALF OF THE COMPANY, AND THE OPTIONEE HAS EXECUTED THIS STOCK OPTION AGREEMENT, ALL AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


POWERTEL, INC.                               OPTIONEE


By:
   ---------------------------               -----------------------------
   Name:                                     Name:
        ----------------------                    ------------------------
   Title:                                    Address:
         ---------------------                       ---------------------

                                                     ---------------------

                                                     ---------------------

                                   SCHEDULE A
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                                 POWERTEL, INC.

                                      AND
                          ___________________________


DATED:  __________________


1.       Number of Shares Subject to Option: _____________________ Shares.

2.       This Option (Check one) [ ] is [ ] is not an Incentive Stock Option.

3.       Option Exercise Price:  $ ________________ per Share.

4.       Date of Grant:  ___________________

5.       Option Vesting Schedule:

                  Check one:

                  ( ) Options are exercisable with respect to all shares on or after the date hereof.

                  ( ) Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

                              No. of Shares            Vesting Date

6.       Option Exercise Period:

                  Check One:

                  ( ) All options expire and are void unless exercised on or before ______________________, ______.

                  ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                                No. of Shares             Expiration Date



7. Effect of Termination of Employment of Optionee (if different from that set forth in Sections 8, 9 and 10 of the Stock Option Agreement):

                                   SCHEDULE B
                                       TO
                             STOCK OPTION AGREEMENT
                                    BETWEEN
                                 POWERTEL, INC.

                                      AND
                            ________________________

American Stock Transfer & Trust Company
[INSERT ADDRESS]



DATED:  __________________


                               NOTICE OF EXERCISE

         The undersigned hereby notifies Powertel, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase __________ shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated _______________________, _____. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $______________ payable to the Company, and/or (2) ____________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Powertel, Inc. 2000 Stock Option and Incentive Plan (the "Plan")) as of the date hereof of $_____________, and/or (3) authorization to withhold ____________ shares of Stock otherwise issuable upon exercise of the Option having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $_______________, with such shares of Stock that are withheld being credited against the Exercise Price, such amounts of (1), (2) and (3) being equal, in the aggregate, to the purchase price per share set forth in
Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section
5.2 of the Plan).

         IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _______ day of ___________________, _____.

                               OPTIONEE [OR OPTIONEE'S ADMINISTRATOR,
                               EXECUTOR OR PERSONAL REPRESENTATIVE]


                               -----------------------------------------------
                               Name:
                                    ------------------------------------------
                               Position (if other than Optionee):
                                                                 -------------

                            PROXY FOR ANNUAL MEETING
                               OF STOCKHOLDERS OF
                                 POWERTEL, INC.
                           TO BE HELD ON MAY 25, 2000


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints ALLEN E. SMITH and FRED G. ASTOR, JR. and each or either of them as true and lawful agents and proxies of the undersigned with full power of substitution in each, to represent and vote, as indicated below, all of the shares of common stock of Powertel, Inc. ("Powertel") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Powertel to be held on May 25, 2000, and at any adjournment or postponement thereof, upon the matters set forth below and on the reverse side of this proxy card, and in their discretion upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

1. PROPOSAL to approve an amendment to Powertel's Third Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 400,000,000 shares.

                [ ]      FOR       [ ]      AGAINST      [ ]     ABSTAIN

2.       PROPOSAL to approve the Powertel, Inc. 2000 Stock Option and Incentive
         Plan.

                [ ]      FOR       [ ]      AGAINST      [ ]     ABSTAIN

3.       ELECTION OF DIRECTORS:

                                O. GENE GABBARD
                             WILLIAM H. SCOTT, III
                              WILLIAM B. TIMMERMAN
                                DONALD W. WEBER

         [ ] FOR all nominees                 [ ] WITHHOLD AUTHORITY to
             listed (except as                    vote for all nominees
             marked to the contrary)

         (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space provided below.)

4. PROPOSAL to ratify the appointment of Arthur Andersen LLP as independent public accountants of Powertel for the year ending December 31, 2000.

                [ ]      FOR       [ ]      AGAINST      [ ]     ABSTAIN

5. IN THEIR DISCRETION, to act upon such other business as may properly come before the meeting or any adjournment thereof.

                                    Dated:___________________________ , 2000



                                    --------------------------------------------
                                    Signature of Stockholder(s)

                                    --------------------------------------------
                                    Signature of Stockholder(s)

                                    Please sign exactly as name or names appear hereon. Where more than one owner is shown on a stock certificate, each owner should sign. Persons signing in a fiduciary or representative capacity must give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.